DELAFIELD SELECT FUND

Supplement dated June 23, 2009 to the Natixis Equity Funds Class A, B and C Prospectus and

Natixis Equity Funds Class Y Prospectus, each dated May 1, 2009

Delafield Asset Management (“DAM”) and Reich & Tang Asset Management, LLC (“RTAM”) announced today that DAM will be joining Tocqueville Asset Management L.P. (“TAM”) on or about September 30, 2009. RTAM is the Delafield Select Fund’s investment adviser and DAM, a division of RTAM, provides the investment management services to the Delafield Select Fund on behalf of RTAM. RTAM has indicated that it is restructuring its business to focus exclusively on the money market and cash deposit business. Until DAM joins TAM, the Delafield Select Fund’s current portfolio managers will continue to manage the assets of the Delafield Select Fund. In light of these events, the Board of Trustees of Natixis Funds Trust II will be evaluating various options regarding the Delafield Select Fund’s future, including consideration of a proposal to transfer the assets and liabilities of the Delafield Select Fund into a newly created series of The Tocqueville Trust, in a tax-free reorganization, subject to shareholder approval.

Additional information will be provided to shareholders regarding this matter as it is available.

Please retain this Supplement with your Prospectus for reference.

Note: The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the new fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Trustees will receive the combined prospectus and proxy statement relating to any proposed merger and containing important information about fees, expenses and risk considerations.

DSG08-0609